                                 UNITED STATES

                        SECURITIES EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 9, 2001


                               HEALTHCENTRAL.COM
         ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      DELAWARE                   000-27567                       94-3250851
 ------------------      --------------------------        ---------------------
  (Jurisdiction of        (Commission file number)           (I.R.S. Employer
   incorporation)                                           Identification No.)


                               HealthCentral.com
                       6005 Shellmound Street, Suite 250
                             Emeryville, CA 94608
         ------------------------------------------------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (510) 250-2500

                                Not Applicable
         ------------------------------------------------------------
            (Former name or address, if changed since last report)

ITEM 5. OTHER EVENTS

On October 9, 2001, HealthCentral.com announced that it and its wholly-owned subsidiaries filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code in a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

99.1    Press Release of HealthCentral.com dated October 9, 2001.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

Date: October 11, 2001                       HealthCentral.com

                                         /s/ C. Fred Toney
                                             --------------------------
                                             C. Fred Toney
                                             Chief Executive Officer